Exhibit 17 - Forms of Proxy Card

PROXY CARD

MIDAS MAGIC

JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 20, 2016

This proxy is solicited by and on behalf of the Board of Trustees of Midas Series Trust for Midas Magic's (the "Fund"), a series of Midas Series Trust, Joint Special Meeting of Shareholders (the "Meeting") to be held on April 20, 2016 and at any postponements or adjournments thereof.

The undersigned shareholder(s) of the Fund hereby appoints Thomas B. Winmill and John F. Ramirez, and each of them, the attorneys and proxies of the undersigned, with full power of substitution in each of them, to attend the Meeting to be held at 11 Hanover Square, 12th Floor, New York, New York 10005 on April 20, 2016, at 11:00 a.m. Eastern Time, and at any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all of the powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and the accompanying proxy statement and prospectus ("Proxy Statement/Prospectus") and revokes any proxy heretofore given for the Meeting.

            This section must be completed for your vote to be counted.  Date and sign below.

            NOTE: Please sign exactly as your name or names appear on this proxy.   When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such.  If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

            _______________________________________________________
            SIGNATURE                                                                                                                DATE

_______________________________________________________
            SIGNATURE (if held jointly)                                                                        DATE

_______________________________________________________
            Title – if a corporation, partnership or other entity

[INTERNET:	To vote via the Internet, go to www.proxyonline.us and enter the control number found below.]

PHONE:	To cast your vote by phone with a proxy voting representative, please call toll-free [ ]. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting boxes on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

CONTROL NUMBER:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 20, 2016

[THE NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT FOR THIS MEETING ARE AVAILABLE AT: www.proxyonline.us/docs/Midasfunds.pdf]

NOTE ADDRESS CHANGE:
_______________________________________
_______________________________________
_______________________________________

TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE CHECK THE BOX AT LEFT AND INDICATE YOUR NEW ADDRESS IN THE SPACE PROVIDED.  PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUMITTED VIA THIS METHOD.

The votes entitled to be cast by the undersigned will be cast as instructed on this proxy card.  If the proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast as the Board of Trustees recommends in the Proxy Statement/Prospectus and in the discretion of the proxy holder on any other matter that may properly come before the Meeting.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

PROXY CARD

MIDAS MAGIC

The Board of Trustees recommends that you vote "FOR" the proposal.

IF YOU HAVE NOT RETURNED YOUR PROXY [VIA THE INTERNET] OR BY PHONE, PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: [x]

PROPOSAL:

FOR	AGAINST	ABSTAIN

1. To approve an Agreement and Plan of Reorganization between Midas Magic and Midas Fund, each a series of Midas Series Trust, under which Midas Magic would transfer all of its assets to Midas Fund in exchange solely for shares of beneficial interest of Midas Fund, the assumption by Midas Fund of the liabilities of Midas Magic, and the issuance of Midas Fund shares of beneficial interest to the shareholders of Midas Magic in an amount equal to the aggregate net asset value of the shares of Midas Magic, all as described in the accompanying Proxy Statement/Prospectus.

[ ]	[ ]	[ ]

Your vote is important! Please sign and date the proxy card on the reverse and return it promptly in the enclosed postage paid envelope or otherwise to [   ] so that your shares can be represented at the Meeting. If no instructions are given on the proposals, the proxies will vote "FOR" the proposal.

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at [ ].  Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

THANK YOU FOR VOTING

[Important Notice Regarding the Availability of the Proxy Materials for the Joint Special Meeting of Shareholders

The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at: www.proxyonline.us/docs/Midasfunds.pdf]

PROXY CARD

MIDAS PERPETUAL PORTFOLIO

JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 20, 2016

This proxy is solicited by and on behalf of the Board of Trustees of Midas Series Trust for Midas Perpetual Portfolio's (the "Fund"), a series of Midas Series Trust, Joint Special Meeting of Shareholders (the "Meeting") to be held on April 20, 2016 and at any postponements or adjournments thereof.

The undersigned shareholder(s) of the Fund hereby appoints Thomas B. Winmill and John F. Ramirez, and each of them, the attorneys and proxies of the undersigned, with full power of substitution in each of them, to attend the Meeting to be held at 11 Hanover Square, 12th Floor, New York, New York 10005 on April 20, 2016, at 11:00 a.m. Eastern Time, and at any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all of the powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and the accompanying proxy statement and prospectus ("Proxy Statement/Prospectus") and revokes any proxy heretofore given for the Meeting.

            This section must be completed for your vote to be counted.  Date and sign below.

            NOTE: Please sign exactly as your name or names appear on this proxy.   When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such.  If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

            _______________________________________________________
            SIGNATURE                                                                                                                DATE

_______________________________________________________
            SIGNATURE (if held jointly)                                                                       DATE

_______________________________________________________
            Title – if a corporation, partnership or other entity

[INTERNET:	To vote via the Internet, go to www.proxyonline.us and enter the control number found below.]

PHONE:	To cast your vote by phone with a proxy voting representative, please call toll-free [ ]. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting boxes on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

CONTROL NUMBER:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 20, 2016

[THE NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT FOR THIS MEETING ARE AVAILABLE AT: www.proxyonline.us/docs/Midasfunds.pdf]

NOTE ADDRESS CHANGE:
_______________________________________
_______________________________________
_______________________________________

TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE CHECK THE BOX AT LEFT AND INDICATE YOUR NEW ADDRESS IN THE SPACE PROVIDED.  PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUMITTED VIA THIS METHOD.

The votes entitled to be cast by the undersigned will be cast as instructed on this proxy card.  If the proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast as the Board of Trustees recommends in the Proxy Statement/Prospectus and in the discretion of the proxy holder on any other matter that may properly come before the Meeting.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

PROXY CARD

MIDAS PERPETUAL PORTFOLIO

The Board of Trustees recommends that you vote "FOR" the proposal.

IF YOU HAVE NOT RETURNED YOUR PROXY [VIA THE INTERNET] OR BY PHONE, PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: [x]

PROPOSAL:

FOR	AGAINST	ABSTAIN

1. To approve an Agreement and Plan of Reorganization between Midas Perpetual Portfolio and Midas Fund, each a series of Midas Series Trust, under which Midas Perpetual Portfolio would transfer all of its assets to Midas Fund in exchange solely for shares of beneficial interest of Midas Fund, the assumption by Midas Fund of the liabilities of Midas Perpetual Portfolio, and the issuance of Midas Fund shares of beneficial interest to the shareholders of Midas Perpetual Portfolio in an amount equal to the aggregate net asset value of the shares of Midas Perpetual Portfolio, all as described in the accompanying Proxy Statement/Prospectus.

[ ]	[ ]	[ ]

Your vote is important! Please sign and date the proxy card on the reverse and return it promptly in the enclosed postage paid envelope or otherwise to [   ] so that your shares can be represented at the Meeting. If no instructions are given on the proposals, the proxies will vote "FOR" the proposal.

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at [ ].  Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

THANK YOU FOR VOTING

[Important Notice Regarding the Availability of the Proxy Materials for the Joint Special Meeting of Shareholders

The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at: www.proxyonline.us/docs/Midasfunds.pdf]